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                                                                   Exhibit 21(b)

                                 PRANDIUM, INC.
                                 --------------

                                 2001 FORM 10-K
                                 --------------

                           NAMES UNDER WHICH OPERATING
                       SUBSIDIARIES DO BUSINESS - 12/30/01
                       -----------------------------------

    Chi-Chi's, Inc.
--------------------------

Chi-Chi's
Chi-Chi's El Pronto
HomeTown Buffet

    FRI-Admin Corporation
--------------------------

Carrows
Mesquite Beach

    Koo Koo Roo, Inc.
--------------------------

Koo Koo Roo

    The Hamlet Group, Inc.
--------------------------

Hamburger Hamlet
Portner's

                                 Exhibit 21(b)